LORD ABBETT RESEARCH FUND

Lord Abbett Small Cap Value Fund

Supplement dated February 23, 2009

to the Statements of Additional Information dated April 1, 2008

(Class A, B, C, F, I, P, R2 and R3 Shares)

The corresponding sentence under the section of the Statement of Additional Information titled “Fund History” is replaced in its entirety with the following:

The Small Cap Value Fund is not available for purchase by new investors other than as described in the Prospectus under the section “Your Investment — Information on the Availability of Small Cap Value Fund” and as described below under “Purchases, Redemptions, Pricing and Payments to Dealers — Information on the Availability of Small Cap Value Fund.”

The following is added to the section of the Statement of Additional Information titled “Purchases, Redemptions, Pricing and Payments to Dealers”:

Information on the Availability of Small Cap Value Fund.  Subject to the terms described in the Prospectus under the section “Your Investment — Information on the Availability of Small Cap Value Fund,” a Retirement and Benefit Plan (as defined in the Prospectus) not currently offering shares of Small Cap Value Fund as an investment option may open an account in the Fund through any Specified Intermediary (as defined in the Prospectus) listed below, provided that the Specified Intermediary has entered into a special arrangement with the Fund and/or Lord Abbett Distributor relating to the availability of such accounts.  In certain cases, the Fund also may accept new, non-Retirement and Benefit Plan investors through one or more programs available through a Specified Intermediary or one of its affiliates.  Please contact Lord Abbett Distributor LLC at 800-201-6984, ext. 2936 with any questions about eligibility to invest in Small Cap Value Fund.

Specified Intermediaries:      TIAA-CREF Individual & Institutional Services, LLC